Exhibit 33.3
                                  ------------

                                                   [Logo Omitted] IndymacBank(R)

             Management's Assertion on Compliance with Applicable
                       Regulation AB Servicing Criteria

1. IndyMac Bank, F.S.B. ("Indymac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission ("SEC") Division of Corporate Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. Indymac determined the Vendors are not "servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;

3. Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;

5. Indymac has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Indymac has not identified and is not aware of any material instance of noncompliance as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7. Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 12, 2008                         IndyMac Bank, F.S.B



                                       By: /s/ JK Huey
                                           -----------------------------------
                                           JK Huey
                                           Senior Vice President
                                           Home Loan Servicing


                                                         APPENDIX A

--------------------------------------------------------------------------------------------------------------------------
                                                                    APPLICABLE                     INAPPLICABLE
                   SERVICING CRITERIA                           SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                             Performed     Performed by         NOT
                                                                                by        subservicer(s)   performed by
                                                                           Vendor(s) for   or vendor(s)     Indymac or
                                                                               which         for which          by
                                                            Performed       Indymac is      Indymac is    subservicer(s)
                                                             Directly           the           NOT the      or vendor(s)
                                                                by          Responsible     Responsible     retained by
    Reference                    Criteria                    Indymac           Party         Party(1)       Indymac(2)
--------------------------------------------------------------------------------------------------------------------------
                     General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------
                   Policies and procedures are                                                                   X
                   instituted to monitor any
                   performance or other triggers and
                   events of default in accordance with
 1122(d)(1)(i)     the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                   If any material servicing activities
                   are outsourced to third parties,
                   policies and procedures are
                   instituted to monitor the third              X
                   party's performance and compliance
 1122(d)(1)(ii)    with such servicing activities.
--------------------------------------------------------------------------------------------------------------------------
                   Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the pool assets are                                                              X
 1122(d)(1)(iii)   maintained.
--------------------------------------------------------------------------------------------------------------------------
                   A fidelity bond and errors and
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage             X
                   required by and otherwise in
                   accordance with the terms of the
 1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                    Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------
                   Payments on pool assets are                 X(3)            X(3)
                   deposited into the appropriate
                   custodial bank accounts and related
                   bank clearing accounts no more than
                   two business days following receipt,
                   or such other number of days
                   specified in the transaction
 1122(d)(2)(i)     agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Disbursements made via wire transfer
                   on behalf of an obligor or to an
                   investor are made only by authorized         X
 1122(d)(2)(ii)    personnel.
--------------------------------------------------------------------------------------------------------------------------
                   Advances of funds or guarantees
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such                  X
                   advances, are made, reviewed and
                   approved as specified in the
 1122(d)(2)(iii)   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                   The related accounts for the
                   transaction, such as cash reserve
                   accounts or accounts established as
                   a form of overcollateralization, are
                   separately maintained (e.g., with            X
                   respect to commingling of cash) as
                   set forth in the transaction
 1122(d)(2)(iv)    agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Each custodial account is maintained
                   at a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes
                   of this criterion, "federally
                   insured depository institution" with         X
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of
 1122(d)(2)(v)     the Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------------------
                   Unissued checks are safeguarded so           X
 1122(d)(2)(vi)    as to prevent unauthorized access.
--------------------------------------------------------------------------------------------------------------------------


                                                             3


                                                         APPENDIX A

--------------------------------------------------------------------------------------------------------------------------
                                                                    APPLICABLE                     INAPPLICABLE
                   SERVICING CRITERIA                           SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                             Performed     Performed by         NOT
                                                                                by        subservicer(s)   performed by
                                                                           Vendor(s) for   or vendor(s)     Indymac or
                                                                               which         for which          by
                                                            Performed       Indymac is      Indymac is    subservicer(s)
                                                             Directly           the           NOT the      or vendor(s)
                                                                by          Responsible     Responsible     retained by
    Reference                    Criteria                    Indymac           Party         Party(1)       Indymac(2)
--------------------------------------------------------------------------------------------------------------------------
                   Reconciliations are prepared on a            X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts.
                   These reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of days
                   specified in the transaction
                   agreements; (C) reviewed and
                   approved by someone other than the
                   person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified in
 1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                    Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------
                   Reports to investors, including
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction            X(4,5)                                           X(4)
                   agreements and applicable Commission
                   requirements. Specifically, such
                   reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the
                   terms specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules
                   and regulations; and (D) agree with
                   investors' or the trustee's records
                   as to the total unpaid principal
                   balance and number of [pool assets]
 1122(d)(3)(i)     serviced by the servicer.
--------------------------------------------------------------------------------------------------------------------------
                   Amounts due to investors are
                   allocated and remitted in accordance        X(5)
                   with timeframes, distribution
                   priority and other terms set forth
 1122(d)(3)(ii)    in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Disbursements made to an investor
                   are posted within two business days         X(5)
                   to the servicer's investor records,
                   or such other number of days
                   specified in the transaction
 1122(d)(3)(iii)   agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Amounts remitted to investors per
                   the investor reports agree with             X(5)
                   cancelled checks, or other form of
                   payment, or custodial bank
 1122(d)(3)(iv)    statements.
--------------------------------------------------------------------------------------------------------------------------
                         Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------
                   Collateral or security on pool
                   assets is maintained as required by       X
                   the transaction agreements or
 1122(d)(4)(i)     related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------
                   Pool assets and related documents
                   are safeguarded as required by the                                                            X
 1122(d)(4)(ii)    transaction agreements
--------------------------------------------------------------------------------------------------------------------------
                   Any additions, removals or
                   substitutions to the asset pool are
                   made, reviewed and approved in            X
                   accordance with any conditions or
                   requirements in the transaction
 1122(d)(4)(iii)   agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Payments on pool assets, including
                   any payoffs, made in accordance with        X(3)              X(3)
                   the related [pool asset] documents
                   are posted to the Servicer's obligor
                   records maintained no more than two
                   business days after receipt, or such
                   other number of days specified in
                   the transaction agreements, and
                   allocated to principal, interest or
                   other items (e.g., escrow) in
                   accordance with the related pool
 1122(d)(4)(iv)    asset documents.
--------------------------------------------------------------------------------------------------------------------------


                                                             4


                                                         APPENDIX A

--------------------------------------------------------------------------------------------------------------------------
                                                                    APPLICABLE                     INAPPLICABLE
                   SERVICING CRITERIA                           SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                             Performed     Performed by         NOT
                                                                                by        subservicer(s)   performed by
                                                                           Vendor(s) for   or vendor(s)     Indymac or
                                                                               which         for which          by
                                                            Performed       Indymac is      Indymac is    subservicer(s)
                                                             Directly           the           NOT the      or vendor(s)
                                                                by          Responsible     Responsible     retained by
    Reference                    Criteria                    Indymac           Party         Party(1)       Indymac(2)
--------------------------------------------------------------------------------------------------------------------------
                   The servicer's records regarding the         X
                   pool assets agree with the
                   servicer's records with respect to
                   an obligor's unpaid principal
 1122(d)(4)(v)     balance.
--------------------------------------------------------------------------------------------------------------------------
                   Changes with respect to the terms or
                   status of an obligor's pool assets
                   (e.g., loan modifications or
                   re-agings) are made, reviewed and
                   approved by authorized personnel in          X
                   accordance with the transaction
                   agreements and related pool asset
 1122(d)(4)(vi)    documents.
--------------------------------------------------------------------------------------------------------------------------
                   Loss mitigation or recovery actions
                   (e.g., forbearance plans,
                   modifications and deeds in lieu of
                   foreclosure, foreclosures and
                   repossessions, as applicable) are           X(6)            X(6)
                   initiated, conducted and concluded
                   in accordance with the timeframes or
                   other requirements established by
 1122(d)(4)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Records documenting collection
                   efforts are maintained during the
                   period a pool asset is delinquent in
                   accordance with the transaction
                   agreements. Such records are
                   maintained on at least a monthly
                   basis, or such other period
                   specified in the transaction
                   agreements, and describe the                 X
                   entity's activities in monitoring
                   delinquent pool assets including,
                   for example, phone calls, letters
                   and payment rescheduling plans in
                   cases where delinquency is deemed
                   temporary (e.g., illness or
 1122(d)(4)(viii)  unemployment).
--------------------------------------------------------------------------------------------------------------------------
                   Adjustments to interest rates or
                   rates of return for pool assets with
                   variable rates are computed based on         X
 1122(d)(4)(ix)    the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------
                   Regarding any funds held in trust
                   for an obligor (such as escrow
                   accounts): (A) such funds are
                   analyzed, in accordance with the
                   obligor's [pool asset] documents, on
                   at least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B) interest
                   on such funds is paid, or credited,          X
                   to obligors in accordance with
                   applicable [pool asset] documents
                   and state laws; and (C) such funds
                   are returned to the obligor within
                   30 calendar days of full repayment
                   of the related pool assets, or such
                   other number of days specified in
 1122(d)(4)(x)     the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Payments made on behalf of an
                   obligor (such as tax or insurance
                   payments) are made on or before the
                   related penalty or expiration dates,
                   as indicated on the appropriate
                   bills or notices for such payments,
                   provided that such support has been         X(7)            X(7)            X(7)
                   received by the Servicer at least 30
                   calendar days prior to these dates,
                   or such other number of days
                   specified in the transaction
 1122(d)(4)(xi)    agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Any late payment penalties in
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the Servicer's funds and          X(7)            X(7)
                   not charged to the obligor, unless
                   the late payment was due to the
 1122(d)(4)(xii)   obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------
                   Disbursements made on behalf of an
                   obligor are posted within two
                   business days to the obligor's
                   records maintained by the Servicer,         X(7)            X(7)
                   or such other number of days
                   specified in the transaction
 1122(d)(4)(xiii)  agreements.
--------------------------------------------------------------------------------------------------------------------------
                   Delinquencies, charge-offs and
                   uncollectible accounts are
                   recognized and recorded in                   X
                   accordance with the transaction
 1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------


                                                             5


                                                         APPENDIX A

--------------------------------------------------------------------------------------------------------------------------
                                                                    APPLICABLE                     INAPPLICABLE
                   SERVICING CRITERIA                           SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                             Performed     Performed by         NOT
                                                                                by        subservicer(s)   performed by
                                                                           Vendor(s) for   or vendor(s)     Indymac or
                                                                               which         for which          by
                                                            Performed       Indymac is      Indymac is    subservicer(s)
                                                             Directly           the           NOT the      or vendor(s)
                                                                by          Responsible     Responsible     retained by
    Reference                    Criteria                    Indymac           Party         Party(1)       Indymac(2)
--------------------------------------------------------------------------------------------------------------------------
                   Any external enhancement or other                                                             X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
 1122(d)(4)(xv)    agreements.
--------------------------------------------------------------------------------------------------------------------------


                                  APPENDIX A

                  Footnotes to Appendix A Servicing Criteria

------------------------

(1) The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s) retained by Indymac which provided a separate assessment of compliance in accordance with Item 1122 of Regulation AB.

(2) These criteria are inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period since Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.

(3) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.

(4) The criterion 1122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period based on the activities Indymac performed.

(5) Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements. Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.

(6) Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.

(7) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.



                                       7